UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2019

ALEXANDRIA REAL ESTATE EQUITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

385 East Colorado Boulevard, Suite 299 Pasadena, California	91101
(Address of principal executive offices)	(Zip Code)

(626) 578-0777

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	ARE	New York Stock Exchange
7.000% Series D Cumulative Convertible Preferred Stock	ARE/PD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Results of Tender Offer for 2.750% Notes due 2020 and 4.600 % Notes due 2021

On July 16, 2019, Alexandria Real Estate Equities, Inc. (the “Company”) issued a press release announcing the pricing of the previously announced cash tender offer (the “Tender Offer”) for (i) any and all of its outstanding 2.750% Notes due 2020 (the “2020 Notes”) and (ii) any and all of its outstanding 4.600% Notes due 2022 (the “2022 Notes” and, together with the 2020 Notes, the “Notes”). On July 17, 2019, the Company issued a press release announcing the expiration of the Tender Offer at 5:00 p.m., New York City time, on July 16, 2019 (the “Expiration Time”). As of the Expiration Time, $318,566,000, or 79.64%, of the $400,000,000 aggregate principal amount of the 2020 Notes and $384,740,000, or 69.95%, of the $550,000,000 aggregate principal amount of the 2022 Notes outstanding prior to the Tender Offer had been validly tendered and not withdrawn in the Tender Offer.

The Company accepted for purchase all of the Notes validly tendered and delivered (and not validly withdrawn) in the Tender Offer at or prior to the Expiration Time. Payment for the Notes purchased pursuant to the Tender Offer was made on July 17, 2019 (the “Settlement Date”), and payment for Notes tendered by a Notice of Guaranteed Delivery (as defined below) is anticipated to be made on July 19, 2019 (the “Guaranteed Delivery Settlement Date”).

The consideration paid under the Tender Offer was $1,002.19 per $1,000 principal amount of 2020 Notes and $1,061.21 per $1,000 principal amount of 2022 Notes, plus accrued and unpaid interest to, but not including, the Settlement Date. The Tender Offer was funded from a portion of the net proceeds from the previously announced issuance and sale by the Company of its 3.375% Senior Notes due 2031 (the “2031 Notes”) and its 4.000% Senior Notes due 2050 (the “2050 Notes” and, together with the 2031 Notes, the “New Issue Notes”).

Any Notes tendered by a Notice of Guaranteed Delivery and accepted for purchase will be purchased on the third business day after the Expiration Time, but payment of accrued interest on such Notes will only be made to, but not including, the Settlement Date.

The Tender Offer was made pursuant to the Amended and Restated Offer to Purchase (the “Offer to Purchase”) and the related Notice of Guaranteed Delivery attached to the Offer to Purchase (the “Notice of Guaranteed Delivery”), each dated June 10, 2019. Goldman Sachs & Co. LLC acted as dealer manager for the Tender Offer.

Redemption of 2.750% Notes due 2020 and 4.600 % Notes due 2021

On July 17, 2019, the Company announced that it has elected to redeem all of the Notes that remain outstanding following the Tender Offer. The aggregate principal amounts outstanding of 2020 Notes and 2022 Notes following the Settlement Date are $81,434,000 and $165,260,000, respectively, including any Notes tendered pursuant to a Notice of Guaranteed Delivery that are intended to be purchased on the Guaranteed Delivery Settlement Date. The redemption price for the 2020 Notes is $1,004.07 per $1,000 principal amount of the 2020 Notes and the redemption price for the 2022 Notes is $1,077.30 per $1,000 principal amount of the 2022 Notes, each of which includes accrued and unpaid interest to, but not including, the Redemption Date (as defined below). The Company expects the redemptions of the Notes to occur on August 16, 2019 (the “Redemption Date”).

The Bank of New York Mellon Trust Company, N.A., as trustee for the Notes, issued notices to registered holders of the Notes concerning the redemptions. The Company intends to use a portion of the net proceeds from the New Issue Notes offering to fund these redemptions. After such redemptions, no Notes will remain outstanding. The foregoing does not constitute a notice of redemption with respect to either series of the Notes.

This Current Report on Form 8-K is neither an offer to purchase nor a solicitation to buy any of the Notes nor is it a solicitation for acceptance of the Tender Offer. Copies of the press releases announcing the (i) pricing of the Tender Offer, (ii) the expiration of the Tender Offer and (iii) the redemptions are furnished as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibits 99.1 and 99.2 and the information contained once accessible through the website indicated above) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. These statements include words such as “forecast,” “guidance,” “projects,” “estimates,” “anticipates,” “goals,” “believes,” “expects,” “intends,” “may,” “plans,” “seeks,” “should,” or “will,” or the negative of these words or similar words. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. A number of important factors could cause actual results to differ materially from those included within or contemplated by the forward-looking statements, including, but not limited to, timing and consummation of the purchase of Notes; risks and uncertainties related to market conditions and satisfaction of customary closing conditions related to the purchase of Notes, and the factors described in the Offer to Purchase and the Notice of Guaranteed Delivery, and in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q. The Company does not undertake any responsibility to update any of these factors or to announce publicly any revisions to any of the forward-looking statements contained in this or any other document, whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 16, 2019
99.2	Press Release, dated July 17, 2019
99.3	Press Release, dated July 17, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: July 17, 2019

Alexandria Real Estate Equities, Inc.

By:	/s/ Dean A. Shigenaga
Dean A. Shigenaga Co-President and Chief Financial Officer